Exhibit 24



                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the preparation, delivery and filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 (including any pre- or post-effective amendments) for the issuance of deferred compensation obligations under the Deferred Compensation Plan of CIGNA Corporation and Participating Subsidiaries (the "Plan") and (B) in connection with the preparation, delivery and filing of any registrations, amendments, qualifications or notifications related to such deferred compensation obligations or the Plan that may be required under the applicable securities laws of any states and other jurisdictions.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver such registration statement and all amendments thereto and all such registrations, amendments, qualifications and notifications, to execute and deliver any and all other necessary documents, and to take further action as they, or any of them, deem appropriate.

         The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 28th of July, 1999.




                                             /s/ Robert P. Bauman
                                             ---------------------------
                                             Robert P. Bauman


                                      24-1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the preparation, delivery and filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 (including any pre- or post-effective amendments) for the issuance of deferred compensation obligations under the Deferred Compensation Plan of CIGNA Corporation and Participating Subsidiaries (the "Plan") and (B) in connection with the preparation, delivery and filing of any registrations, amendments, qualifications or notifications related to such deferred compensation obligations or the Plan that may be required under the applicable securities laws of any states and other jurisdictions.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver such registration statement and all amendments thereto and all such registrations, amendments, qualifications and notifications, to execute and deliver any and all other necessary documents, and to take further action as they, or any of them, deem appropriate.

         The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 21st of July, 1999.



                                             /s/ Robert H. Campbell
                                             ---------------------------
                                             Robert H. Campbell






                                      24-2

                                POWER OF ATTORNEY




         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the preparation, delivery and filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 (including any pre- or post-effective amendments) for the issuance of deferred compensation obligations under the Deferred Compensation Plan of CIGNA Corporation and Participating Subsidiaries (the "Plan") and (B) in connection with the preparation, delivery and filing of any registrations, amendments, qualifications or notifications related to such deferred compensation obligations or the Plan that may be required under the applicable securities laws of any states and other jurisdictions.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver such registration statement and all amendments thereto and all such registrations, amendments, qualifications and notifications, to execute and deliver any and all other necessary documents, and to take further action as they, or any of them, deem appropriate.

         The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 28th of July, 1999.




                                             /s/ Alfred C. DeCrane, Jr.
                                             ---------------------------
                                             Alfred C. DeCrane, Jr.





                                      24-3

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the preparation, delivery and filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 (including any pre- or post-effective amendments) for the issuance of deferred compensation obligations under the Deferred Compensation Plan of CIGNA Corporation and Participating Subsidiaries (the "Plan") and (B) in connection with the preparation, delivery and filing of any registrations, amendments, qualifications or notifications related to such deferred compensation obligations or the Plan that may be required under the applicable securities laws of any states and other jurisdictions.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver such registration statement and all amendments thereto and all such registrations, amendments, qualifications and notifications, to execute and deliver any and all other necessary documents, and to take further action as they, or any of them, deem appropriate.

         The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 28th of July, 1999.

                                             /s/ H. Edward Hanway
                                             ---------------------------
                                             H. Edward Hanway


                                      24-4

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the preparation, delivery and filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 (including any pre- or post-effective amendments) for the issuance of deferred compensation obligations under the Deferred Compensation Plan of CIGNA Corporation and Participating Subsidiaries (the "Plan") and (B) in connection with the preparation, delivery and filing of any registrations, amendments, qualifications or notifications related to such deferred compensation obligations or the Plan that may be required under the applicable securities laws of any states and other jurisdictions.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver such registration statement and all amendments thereto and all such registrations, amendments, qualifications and notifications, to execute and deliver any and all other necessary documents, and to take further action as they, or any of them, deem appropriate.

         The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 28th of July, 1999.



                                             /s/ Peter N. Larson
                                             ---------------------------
                                             Peter N. Larson

                                      24-5

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the preparation, delivery and filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 (including any pre- or post-effective amendments) for the issuance of deferred compensation obligations under the Deferred Compensation Plan of CIGNA Corporation and Participating Subsidiaries (the "Plan") and (B) in connection with the preparation, delivery and filing of any registrations, amendments, qualifications or notifications related to such deferred compensation obligations or the Plan that may be required under the applicable securities laws of any states and other jurisdictions.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver such registration statement and all amendments thereto and all such registrations, amendments, qualifications and notifications, to execute and deliver any and all other necessary documents, and to take further action as they, or any of them, deem appropriate.

         The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 21st of July, 1999.



                                             /s/ Joseph Neubauer
                                             ---------------------------
                                             Joseph Neubauer






                                      24-6

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the preparation, delivery and filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 (including any pre- or post-effective amendments) for the issuance of deferred compensation obligations under the Deferred Compensation Plan of CIGNA Corporation and Participating Subsidiaries (the "Plan") and (B) in connection with the preparation, delivery and filing of any registrations, amendments, qualifications or notifications related to such deferred compensation obligations or the Plan that may be required under the applicable securities laws of any states and other jurisdictions.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver such registration statement and all amendments thereto and all such registrations, amendments, qualifications and notifications, to execute and deliver any and all other necessary documents, and to take further action as they, or any of them, deem appropriate.

         The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 27th of July, 1999.



                                             /s/ Charles R. Shoemate
                                             ---------------------------
                                             Charles R. Shoemate






                                      24-7

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the preparation, delivery and filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 (including any pre- or post-effective amendments) for the issuance of deferred compensation obligations under the Deferred Compensation Plan of CIGNA Corporation and Participating Subsidiaries (the "Plan") and (B) in connection with the preparation, delivery and filing of any registrations, amendments, qualifications or notifications related to such deferred compensation obligations or the Plan that may be required under the applicable securities laws of any states and other jurisdictions.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver such registration statement and all amendments thereto and all such registrations, amendments, qualifications and notifications, to execute and deliver any and all other necessary documents, and to take further action as they, or any of them, deem appropriate.

         The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 26th of July, 1999.



                                             /s/ Louis W. Sullivan, M.D.
                                             ---------------------------
                                             Louis W. Sullivan, M.D.






                                      24-8

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the preparation, delivery and filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 (including any pre- or post-effective amendments) for the issuance of deferred compensation obligations under the Deferred Compensation Plan of CIGNA Corporation and Participating Subsidiaries (the "Plan") and (B) in connection with the preparation, delivery and filing of any registrations, amendments, qualifications or notifications related to such deferred compensation obligations or the Plan that may be required under the applicable securities laws of any states and other jurisdictions.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver such registration statement and all amendments thereto and all such registrations, amendments, qualifications and notifications, to execute and deliver any and all other necessary documents, and to take further action as they, or any of them, deem appropriate.

         The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 28th of July, 1999.



                                             /s/ Wilson H. Taylor
                                             ---------------------------
                                             Wilson H. Taylor






                                      24-9

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the preparation, delivery and filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 (including any pre- or post-effective amendments) for the issuance of deferred compensation obligations under the Deferred Compensation Plan of CIGNA Corporation and Participating Subsidiaries (the "Plan") and (B) in connection with the preparation, delivery and filing of any registrations, amendments, qualifications or notifications related to such deferred compensation obligations or the Plan that may be required under the applicable securities laws of any states and other jurisdictions.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver such registration statement and all amendments thereto and all such registrations, amendments, qualifications and notifications, to execute and deliver any and all other necessary documents, and to take further action as they, or any of them, deem appropriate.

         The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 28th of July, 1999.



                                             /s/ Harold A. Wagner
                                             ---------------------------
                                             Harold A. Wagner






                                      24-10

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the preparation, delivery and filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 (including any pre- or post-effective amendments) for the issuance of deferred compensation obligations under the Deferred Compensation Plan of CIGNA Corporation and Participating Subsidiaries (the "Plan") and (B) in connection with the preparation, delivery and filing of any registrations, amendments, qualifications or notifications related to such deferred compensation obligations or the Plan that may be required under the applicable securities laws of any states and other jurisdictions.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver such registration statement and all amendments thereto and all such registrations, amendments, qualifications and notifications, to execute and deliver any and all other necessary documents, and to take further action as they, or any of them, deem appropriate.

         The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 22nd of September, 1999.



                                             /s/ Carol Cox Wait
                                             ---------------------------
                                             Carol Cox Wait






                                      24-11

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the preparation, delivery and filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 (including any pre- or post-effective amendments) for the issuance of deferred compensation obligations under the Deferred Compensation Plan of CIGNA Corporation and Participating Subsidiaries (the "Plan") and (B) in connection with the preparation, delivery and filing of any registrations, amendments, qualifications or notifications related to such deferred compensation obligations or the Plan that may be required under the applicable securities laws of any states and other jurisdictions.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver such registration statement and all amendments thereto and all such registrations, amendments, qualifications and notifications, to execute and deliver any and all other necessary documents, and to take further action as they, or any of them, deem appropriate.

         The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 23rd of July, 1999.



                                             /s/ Marilyn Ware
                                             ---------------------------
                                             Marilyn Ware






                                      24-12